UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)            October 31, 2007

MORGAN STANLEY CAPITAL I INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-130684-40	13-3291626
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1585 Broadway, 2nd Floor
New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code        (212) 761-4700

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01Entry into a Material Definitive Agreement.

On October 31, 2007, a pooling and servicing agreement dated as of October 1, 2007 (the “Pooling and Servicing Agreement”), was entered into by and among Morgan Stanley Capital I Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer and securities administrator (the “Master Servicer”), and LaSalle Bank National Association as trustee (the “Trustee”) and as a custodian.  The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled Morgan Stanley Mortgage Loan Trust 2007-14AR (the “MSM 2007-14AR Mortgage Loan Trust”), Mortgage Pass-Through Certificates, Series 2007-14AR (the “Certificates”).  Certain classes of the Certificates, designated as Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 2-A-9, Class 2-A-10, Class 2-A-11, Class 2-A-12, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4, Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 5-A-4, Class 6-A-1, Class 6-A-2, Class 6-A-3, Class 6-A-4, Class 6-A-5, Class 6-A-6, Class 7-A-1, Class 7-A-2, Class 7-A-3, Class 7-A-4, Class 8-A-1, Class 8-A-2, Class 8-A-3, Class 8-A-4, Class I-B-1, Class I-B-2, Class I-B-3, Class II-B-1, Class II-B-2, Class II-B-3 and Class A-R Certificates (collectively, the “Publicly-Offered Certificates”) were registered under the Registrant’s registration statement on Form S-3 (Registration No. 333-130684).  The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated  (the “Underwriter”), pursuant to an underwriting agreement dated as of October 29, 2007 (the “Underwriting Agreement”), between the Registrant, and the Underwriter.  The remaining classes of the Certificates, designated as Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5, Class II-B-6, Class P-1 and Class P-2 Certificates (collectively, the “Privately Offered Certificates”), were sold to the Underwriter pursuant to a certificate purchase agreement dated as of October 31, 2007 (the “Certificate Purchase Agreement”).

LaSalle Bank National Association and Wells Fargo Bank, National Association (each, a “Custodian” and together, the “Custodians”) will each act as a Custodian of the mortgage loan files of the MSM Mortgage Loans.  Wells Fargo Bank, National Association will act as a Custodian under a Custodial Agreement, dated as of October 1, 2007, among Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”), Morgan Stanley Credit Corporation (“MSCC”), the Trustee, the Master Servicer and Wells Fargo Bank, National Association, as Custodian (the “Custodial Agreement”).  LaSalle Bank National Association will act as a Custodian pursuant to the Pooling and Servicing Agreement.

Certain of the mortgage loans backing the Publicly-Offered Certificates (the “MSM Mortgage Loans”) were acquired by the Registrant from MSMCH as seller pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2007 (the “MSMCH Mortgage Loan Purchase Agreement”).  Certain of the mortgage loans were acquired by MSMCH from (i) MSCC as seller pursuant to a Third Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of November 1, 2005, as amended by the Assignment, Assumption and Recognition Agreement dated as of October 1, 2007 (the “MSCC AAR”) among the Registrant, MSMCH, MSCC, the Trustee and the Master Servicer (collectively, the “MSCC Purchase

Agreements”), (ii) National City Mortgage Co. (“National City”) as seller and servicer pursuant to a Fourth Amended and Restated Master Seller’s Warranties and Servicing Agreement, dated as of July 1, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of October 1, 2007 (the “National City AAR”) among the Registrant, MSMCH, National City, the Trustee and the Master Servicer (collectively, the “National City Servicing Agreements”), (iii) Fifth Third Mortgage Company (“Fifth Third”) as seller and servicer pursuant to a Second Amended and Restated Mortgage Loan and Servicing Agreement, dated as of July 1, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of October 1, 2007 (the “Fifth Third AAR”) among the Registrant, MSMCH, Fifth Third, the Trustee and the Master Servicer (collectively, the “Fifth Third Servicing Agreements”), (iv) US Bank (“US Bank”) as seller and servicer pursuant to a Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2007, as amended by the Assignment, Assumption and Recognition Agreement dated as of October 1, 2007 (the “US BANK AAR”) among the Registrant, MSMCH, US Bank, the Trustee and the Master Servicer (collectively, the “US Bank Servicing Agreements”), (v) Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Master Seller’s Warranties and Servicing Agreement, dated as of April 1, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of October 1 2007 (the “Wells Fargo AAR”) among the Registrant, MSMCH, Wells Fargo and the Trustee (collectively, the “Wells Fargo Servicing Agreements”), and (vi) American Home Mortgage Corp. (“American Home”) pursuant to a Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of June 1, 2006 (the “American Home Purchase Agreement). The remaining mortgage loans backing the Publicly-Offered Certificates were acquired by MSMCH via mortgage loan purchase agreements with originators from each of whom MSMCH purchased mortgage loans that constitute less than 10% of the MSM Mortgage Loans in any loan group (the “Underlying Purchase Agreements”, and together with the MSCC Purchase Agreements, the National City Servicing Agreements, the Fifth Third Servicing Agreements, the US Bank Servicing Agreements, the Wells Fargo Servicing Agreements and the American Home Purchase Agreement, the “Purchase and Servicing Agreements”).

Each of the Purchase Agreements contains representations and warranties made by the related seller (MSCC, National City, Fifth Third, US Bank, Wells Fargo, American Home or an originator whose loans constitute less than 10% of the MSM Mortgage Loans in any loan group) to MSMCH and to the Depositor with respect to the Mortgage Loans sold by such seller to MSMCH.

The MSMCH Mortgage Loan Purchase Agreement contains representations and warranties made by MSMCH to the Depositor with respect to the Mortgage Loans sold by MSMCH to the Depositor.

Certain of the mortgage loans for which the Depositor owns the servicing rights are serviced by either (i) GMAC Mortgage, LLC (“GMAC LLC”) pursuant to a First Amended and Restated Servicing Agreement, dated as of January 1, 2006, as amended by an Assignment, Assumption and Recognition Agreement dated as of October 1, 2007 (collectively, the “GMAC LLC Servicing Agreements”) or (ii) Saxon Mortgage Services, Inc. pursuant to a Servicing Agreement, dated as of July 1, 2007, as amended by an Assignment, Assumption and Recognition Agreement dated as of October 1, 2007 (collectively, the “Saxon Servicing Agreements”).  The remaining loans are serviced by either (i) MSCC pursuant to an Amended and Restated Master Servicing Agreement, dated as of February 1, 2004, as amended by the

MSCC AAR (collectively, the “MSCC Servicing Agreements”), (ii) National City pursuant to the National City Servicing Agreements, (iii) Fifth Third pursuant to the Fifth Third Servicing Agreements, (iv) US Bank pursuant to the US Bank Servicing Agreements, (v) Wells Fargo pursuant to the Wells Fargo Servicing Agreements, (vi) IndyMac Bank pursuant to a Servicing Agreement, dated as of September 1, 2006, as amended by an Assignment, Assumption and Recognition Agreement dated as of October 1, 2007 (collectively, the “IndyMac Servicing Agreements”), (vii) GreenPoint Mortgage Funding, Inc. pursuant to a Fifth Amended and Restated Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2006, as amended by an Assignment, Assumption and Recognition Agreement dated as of October 1, 2007 (collectively, the “GreenPoint Servicing Agreements”), or (viii) Wachovia Mortgage Corporation pursuant to a First Amended and Restated Seller’s Purchase, Warranties and Servicing Agreement, dated as of June 1, 2006, as amended by an Assignment, Assumption and Recognition Agreement dated as of October 1, 2007 (collectively, the “Wachovia Servicing Agreements”), and together with the GMAC LLC Servicing Agreements, the Saxon Servicing Agreements, the MSCC Servicing Agreements, the National City Servicing Agreements, the Fifth Third Servicing Agreements, the US Bank Servicing Agreements, the Wells Fargo Servicing Agreements, the IndyMac Servicing Agreements, the GreenPoint Servicing Agreements and the Wachovia Servicing Agreements, collectively, the “Servicing Agreements”).

Certain of the terms and conditions of the Pooling and Servicing Agreement, the Underwriting Agreement, the Mortgage Loan Purchase Agreements and the Custodial Agreement have been described in a Prospectus Supplement filed on October 31, 2007 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrant’s Form S-3 registration statement number 333-130684, for the MSM Mortgage Loan Trust 2007-14AR.  The description of those agreements, together with other purchase and servicing agreements identified in that filing, are hereby incorporated herein by reference.  A copy of the Pooling and Servicing Agreement, the Underwriting Agreement, the Mortgage Loan Purchase Agreement, the Custodial Agreement, the Purchase and Servicing Agreements and certain other agreements will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the MSM Mortgage Loan Trust 2007-14AR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  November 5, 2007

MORGAN STANLEY CAPITAL I INC. By: /s/ Valerie Kay Name: Valerie Kay Title: Executive Director